EXHIBIT 10.25

As of December 1, 2000


TO EACH HOLDER OF SERIES C
  CONVERTIBLE PREFERRED STOCK,
  $.0001 PAR VALUE ("SERIES C STOCK"),
  OF NEWCHECK CORPORATION:


	Under the terms of the Amended and Restated Securityholders Agreement dated February 11, 2000 (the "Securityholders
Agreement") of NewCheck Corporation (the "Company"), each of you holds a right of first offer to acquire additional securities proposed to be issued by the Company in the applicable circumstances. Accordingly, we will communicate with you shortly regarding the resolution of the Company's financing plan for the near term and any new securities acquisitions to which you are entitled.

	As an interim measure, in order to provide liquidity adequate to sustain the Company's operations, we request that you enter into the commitment, to be evidenced by this letter, to fund your share of: (i) an aggregate of $1,000,000 in short-term funds (the "Initial Loan") that may be drawn against by the Company, on one or more occasions, on or after December 15, 2000 and for 60 days thereafter, (ii) an additional aggregate of $2,000,000 in short-term funds (the "First Supplemental Loan"), that may be drawn against by the Company, on one or more occasions, on or after January 15, 2001 and for 60 days thereafter, and (iii) an additional aggregate of $2,000,000 in short-term funds (the "Second Supplemental Loan"), that may be drawn against by the Company, on one or more occasions, on or after March 1, 2001 and for 90 days thereafter (the Initial Loan, the First Supplemental Loan and the Second Supplemental Loan are together referred to as the "Loans").

Your pro rata share of each of the Loans (calculated on the basis of the outstanding Series C Stock and shares subject to issuance under the Company's convertible notes outstanding) is set forth opposite your name on Annex 1 to this letter. In the event any share of the Loans is not committed on or prior to December 1, 2000 (such date subject to extension at the discretion of the Company's Board of Directors), such share may be assigned, at the discretion of the Board, to any other shareholder.

	Subject to your countersignature of this letter in the space below provided for that purpose, the Company may require you to fund your share of the Loans, respectively, in each instance by written notice to you. Each funding call will be made by the Company pro rata to the committing shareholders. In the case of each Loan, your portion thereof will be evidenced by the Company's promissory note to you, dated the first date on which the Company may draw down such Loan and due 90 days after the last date on which the Company may draw down such Loan as aforesaid, which will accrue interest at the rate per annum of 9% and be subject to prepayment at the option of the Company.

	Any and all of the Loans made by you as aforesaid will, at the option of the Company (as determined by its Board of Directors and approved by the holders [the "Required Holders"] of the Company's notes representing in excess of 75% of the aggregate principal amount of the Loans outstanding), be applied to the acquisition for your account of shares of Series C Stock at a price per share equal to its fair value (as determined by the Board and approved by the Required Holders). In the event you currently hold any of the Company's notes convertible into Series C Stock, the indebtedness so applied will be allocated between such shares and an increase in the principal amount of your convertible note in appropriate proportion to your current holdings of shares and notes. Any interim note or notes issued in connection with funding hereunder will be prepared by the Company so as to evidence in reasonable manner the terms of the Loans set forth herein.

	Your execution below will also constitute your consent to the consummation by the Company of the transactions described herein (including issuance of a number of shares of Series C Stock sufficient to effectuate such transactions), notwithstanding any of the covenants contained in the Company's Stock and Convertible Note Purchase Agreement dated February 11, 2000 and free of any additional rights-of-first offer under the Securityholders Agreement. You further agree to execute and deliver any such additional documentation, and deliver such additional consents, reasonably requested by the Company to effectuate the transactions contemplated herein.



	Kindly confirm your agreement to the foregoing by countersigning this letter in the space below provided and returning it to the undesignated, whereupon your commitment shall remain in effect through the periods set forth above.

						Very truly yours,

						NEWCHECK CORPORATION



						By s/Bruce F. Failing, Jr.
						  ------------------------

							Bruce F. Failing, Jr.
							Chief Executive Officer


AGREED:





											Annex 1

								First Supple-	Second Supple-
Shareholder		Percentage*	Initial Loan	mental Loan 	mental Loan

Electronic    	49.77%	$497,700		$  995,400		$  995,400
Retailing
Systems
International,
 Inc.

Canaan Capital 	14.03		140,300		   280,600		280,600

Offshore Limited
 Partnership, C.V.

Canaan Capital 	1.68		16,800		    33,600		 33,600
Limited
Partnership

GE Capital Equity 9.00		90,000		  180,000	      180,000
Investments Inc.

AG Checkout LLC     7.66	76,600		  153,200		153,200

PEC Israel Economic 4.50	45,000		   90,000		 90,000
 Corporation

Discount Investment 2.70 	27,000		   54,000		 54,000
Corporation Limited

Leigh Q. Failing	 3.53		35,300		   70,600		 70,600

The Failing Trust   .96		9,600			   19,200	       19,200
f/b/o Lindsay
 Failing

The Failing Trust  .96		9,600			   19,200	       19,200
 f/b/o Bruce
 F. Failing III

Henry Street	1.53		15,300		   30,600		 30,600
Associates LLC

BNY Capital       1.15		11,500		   23,000		 23,000
Markets Inc.

Hamilton Partners  .57         5,700               11,400          11,400

David Fries       .57          5,700               11,400          11,400

Kaveh Corporation .38          3,800                7,600           7,600

Michael Persky    .23          2,300                4,600           4,600

John Stevenson    .19          1,900                3,800           3,800

James Kjorjan     .17          1,700                3,400           3,400

Edward McGann     .11          1,100                2,200           2,200

Michael Lee       .11          1,100                2,200           2,200

S. Wertheimer     .08            800                1,600           1,600

Robert M. Goodman .08            800                1,600           1,600

Michael S. Pfeffer .04           400                  800              800


Total		    100.00	  $1,000,000           $2,000,000       $2,000,000


___________
*Based on Series C Stock outstanding and subject
     to issuance under convertible notes




	NEWCHECK CORPORATION

	PROMISSORY NOTE

Up to $497,700							December 15, 2000


		SECTION 1.  General.  NEWCHECK CORPORATION 	d/b/a
PRODUCTIVITY SOLUTIONS, INC., a corporation organized and existing under the laws of the State of Delaware (hereinafter referred to as the "Maker"), for value received, hereby promises to pay to ELECTRONIC RETAILING SYSTEMS INTERNATIONAL, INC., with a mailing address at 488 Main Avenue, Norwalk, Connecticut 06851, the aggregate principal amount of $497,700 (Four Hundred Ninety-Seven Thousand Seven Hundred Dollars) or the amount of all outstanding advances hereunder, whichever is lesser in amount, the entire principal balance of which shall be due and payable on May 14, 2001 (subject to prepayment in whole or in part in the manner provided in Section 4 hereof), in such coin or currency of the United States of America as at the time of payment shall be legal tender therein for the payment of public and private debts; and to pay interest on the unpaid balance of the principal amount hereof in like coin or currency at the rate of 9% per annum, all interest as aforesaid to be payable together with the principal amount hereof; and to pay interest at such rate, in like coin or currency, on any overdue principal and (to the extent permitted by law) on any overdue interest from the due date hereof until the obligation of the Maker with respect to the payment thereof shall be discharged; all payments and prepayments of principal of this Note to be made by the Maker to the holder hereof at the address first set forth above or such other location as shall be specified in writing by the holder of this Note to the Maker.

		SECTION 2. Definitions. As used herein, the following terms shall have the following respective meanings:

		The term "Affiliate" shall mean any person or entity controlling, controlled by or under common control with the subject referenced.

		The term "Commitment Letter" shall mean the commitment letter dated as of December 1, 2000 executed to the Maker by the initial holder of this Note.

		The term "Maker" shall mean NewCheck Corporation d/b/a Productivity Solutions, Inc., a Delaware corporation, the Maker of this Note, and shall also mean any successor thereto.

		The term "Note" shall mean this Note and any Note executed and delivered by the Maker in replacement of this Note.

		The term "Notes" shall mean this Note and any and all additional Promissory Notes, in the original aggregate principal amount of up to $1,000,000, issued by the Maker on or about the date hereof, each in substantially the form of this Note, and any additional notes executed and delivered by the Maker in replacement for such notes, respectively.

		The term "Proportionate Share" shall mean, with respect to any holder of the Notes, the percentage of the outstanding aggregate principal balance of all Notes represented by such holder's Note.

		SECTION 3. Advances. This Note shall evidence advances to the Maker from time to time made pursuant to calls delivered by the Maker under the Commitment Letter through and including
February 13, 2001 and constituting the Initial Loan (as defined therein). The Maker hereby authorizes the holder of this Note, or its duly authorized agent, to endorse on the grid attached hereto as Schedule A an appropriate notation evidencing the amount of each such advance which, in the absence of manifest error, shall be conclusive as to the outstanding amount thereof.

		SECTION 4 Optional Prepayment. The Maker shall have the right at any time to prepay the whole, or at any time or from time to time to prepay any part, of the unpaid principal amount of this Note, without premium or penalty, provided that interest on the principal amount hereof to be so prepaid accrued to the date of such prepayment shall be paid concurrently therewith. Notices of prepayment shall be given by the Maker by mail and shall be mailed to the holder of this Note not less than five days from the date fixed for prepayment. In case this Note is to be prepaid in part only, such notice shall specify the principal amount hereof to be prepaid. Upon giving of notice of prepayment as aforesaid, this Note or portion hereof so specified for prepayment shall on the prepayment date specified in such notice become due and payable;
and from and after the prepayment date so specified (unless the Maker shall default in making such prepayment) interest on this Note or portion hereof so specified for prepayment shall cease to accrue, and this Note or portion hereof so specified for prepayment shall be paid by the Maker as aforesaid.
Notwithstanding the foregoing, this Note shall not be prepaid in part unless each of the Notes shall contemporaneously be prepaid pro rata based on the respective Proportionate Shares of the holders thereof.

		SECTION 5.	  Representations.  The Maker hereby
represents to the holder of this Note that: (i) the Maker is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware; (ii) the execution, delivery and performance by the Maker of this Note have been duly authorized by all necessary or proper corporate action; (iii) the execution, delivery and performance by the Maker of this Note will not violate any law or regulation, or any order or decree of any court or governmental instrumentality, and will not conflict with or result in the breach or termination of, constitute a default under or accelerate any performance required by, any indenture, mortgage, deed of trust, lease, agreement or other instrument to which the Maker is a party or by which its property is bound; (iv) this Note has been duly executed and delivered by the Maker and constitutes a legal, valid and binding obligation of the Maker, enforceable against the Maker in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar laws affecting creditors' rights and remedies generally, and subject, as to enforceability, to general principles of equity, including principles of commercial reasonableness, good faith and fair dealing (regardless of whether enforcement is sought in a proceeding at law or in equity); (v) the Maker has received commitments to fund not less than 80% of the Loans (as defined in the Commitment Letter); and (vi) this Note has been executed, delivered and issued in compliance with all applicable provisions of law.

		SECTION 6. Covenants. The Maker covenants and agrees with the holder of this Note as follows:

		6.1	The Maker shall punctually pay or cause to be paid
the principal of and interest on this Note according to the terms hereof.

		6.2	The Maker shall not prepay the principal of or
interest on any Note unless each of the Notes shall contemporaneously be prepaid pro rata based on the respective
Proportionate Shares of the holders thereof.

		6.3	 The Maker shall:

			(a) pay and discharge promptly, or cause to be paid and discharged promptly, all taxes, assessments and governmental charges or levies imposed upon it or upon its income or upon any of its property, real, personal or mixed, or upon any part thereof, as well as all claims of any kind
(including claims for labor, materials and supplies which, if unpaid, might by law become a lien or charge upon its property), provided, however, that the Maker shall not be required to pay any such tax, assessment, charge, levy or claim if the amount, applicability or validity thereof shall currently be contested in good faith by appropriate proceedings and if the Maker shall have set aside on its books reserves (segregated to the extent required by sound accounting practice) reasonably deemed by it adequate with respect thereto; and

			(b) do or cause to be done all things necessary or appropriate to preserve and keep in full force and effect its corporate existence, rights and franchises.

		SECTION 7. Non-Negotiability of Note. This Note shall not be transferred, assigned, conveyed or negotiated by the holder without the consent of the Maker (except that this Note may be assigned by the holder hereof to any Affiliate thereof, subject to the obligations of such holder pursuant to the Commitment Letter). The Maker may deem and treat the holder of this Note as the absolute owner of this Note for purposes of receiving payment hereon or on account hereof and for all other purposes, and the Maker shall not be affected by any notice to the contrary.

		SECTION 8. Events of Default and Remedies.

		8.1	The entire unpaid principal amount of this Note,
together with all accrued interest hereon, at the option of the holder of this Note exercised by written notice to the Maker at its principal executive offices, shall forthwith become and be due and payable if any one or more of the following events (herein called "Events of Default") shall have occurred (for any reason whatsoever and whether such happening shall be voluntary or involuntary or come about or be effected by operation of law or pursuant to or in compliance with any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body) and be continuing at the time of such notice, that is to say:

		(a) if default shall be made in the due and punctual payment of the principal of this Note when and as the same shall become due and payable, whether at maturity, by acceleration or otherwise;

		(b) if default shall be made in the due and punctual payment of any interest on this Note when and as such interest shall become due and payable;

		(c) if default shall be made in the performance or observance of any of the other covenants, agreements or conditions of the Maker contained in this Note, and such default shall have continued for a period of 30 days after notice thereof by the holder hereof to the Maker;

		(d) if any representation made by the Maker contained herein shall prove to be inaccurate in any material respect when made, or if this Note shall cease to be enforceable in accordance with its terms against the Maker, or the Maker shall so state in writing;

		(e)	if an Event of Default under any of the other Notes
shall have occurred and be continuing, if the effect thereof is to cause the holder or holders thereof to cause such obligations, respectively, to become due prior to the date of stated maturity
(unless such holder or holders shall subsequently have waived such Event of Default);

		(f) if the Maker shall:

			(i) admit in writing its inability to pay its debts generally as they become due or it shall generally not pay its debts as such debts became due;

			(ii) file a petition in bankruptcy or a petition to take advantage of any insolvency act;

			(iii) make an assignment for the benefit of creditors;

			(iv) consent to the appointment of a receiver of itself or of the whole or any substantial part of its property;

			(v) on a petition in bankruptcy filed against it, be adjudicated a bankrupt; or

			(vi) file a petition or answer seeking
reorganization or arrangement under the federal bankruptcy laws or any other applicable law or statute of the United
States of America or any State, district or territory thereof;

		(g) if a court of competent jurisdiction shall enter, except at the direct or indirect request of the holder of this Note, an order, judgment, or decree appointing, without the consent of the Maker, a receiver of the Maker or of the whole or any substantial part of its property, or approving a petition filed against it seeking reorganization or arrangement of the Maker under the federal bankruptcy laws or any other applicable law or statute of the United States of America or any State, district or territory thereof, and such order, judgment or decree shall not be vacated or set aside or stayed within 60 days from the date of entry thereof; or

		(h) if, under the provisions of any other law for the relief or aid of debtors, any court of competent jurisdiction shall assume custody or control of the Maker or of the whole or any substantial part of its property and such custody or control shall not be terminated or stayed within 60 days from the date of assumption of such custody or control.

		8.2 In the case any one or more of the Events of Default specified in Section 8.1 hereof shall have occurred and be continuing, the holder of this Note may proceed to protect and enforce its rights either by suit in equity and/or by action at law, whether for the specific performance of any covenant or agreement contained in this Note, or the holder of this Note may at its option exercised by written notice to the Maker at its principal executive offices declare the unpaid principal balance hereof, together with all accrued interest thereon, immediately due and payable, and otherwise proceed to enforce the payment of all sums due upon this Note or to enforce any other legal or equitable right of the holder of this Note. In the event an Event of Default shall have occurred and the holder of this Note shall employ attorneys, or incur other costs and expenses for the collection of payments due or to become due, or for the enforcement or performance or observance of any obligation or agreement of the Maker under this Note, the Maker agrees that it will pay to the holder, on demand, the reasonable fees of such attorney together with all other costs and expenses incurred by the holder.

		8.3 	No remedy herein conferred upon the holder of this
Note is intended to be exclusive of any other remedy and each and every such remedy shall be cumulative and shall be in addition to every other remedy given hereunder or now or hereafter existing at law or in equity or by statute or otherwise.

		8.4 	No course of dealing between the Maker and the
holder of this Note or any delay on the part of the Holder hereof in exercising any rights hereunder shall operate as a waiver of any rights of the holder hereof.

		SECTION 9. Replacement of Note. Upon receipt by the Maker of evidence satisfactory to it of the loss, theft, destruction or mutilation of this Note, and (in case of loss, theft or destruction) of indemnity satisfactory to it, and upon surrender and cancellation of this Note, if mutilated, the Maker, upon reimbursement to it of all reasonable expenses incidental thereto, will make and deliver a new Note, of like tenor, in lieu of this Note. Any Note made and delivered in accordance with the provisions of this Section 9 shall be dated as of the date to which interest has been paid on this Note.

		SECTION 10. Captions. Captions and section titles contained herein are for the purpose of convenience of reference only and are not intended to define, limit, extend or describe the scope of this Note or the intent of any provision hereof.

		SECTION 11. Severability. In the event that one or more of the provisions of this Note shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provisions of this Note, but this Note shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein.

		SECTION 12. Governing Law. This Note shall be governed by and construed in accordance with the laws of the State of New
York applicable to agreements made and to be performed entirely within such state.

		SECTION 13.	Related Agreements.  This Note is issued
pursuant to the Commitment Letter and is entitled to the benefits thereof and subject to the obligations thereunder, including, without limitation, the provisions thereof relative to conversion of this Note in the circumstances set forth therein.




		IN WITNESS WHEREOF, the undersigned has executed this Note as of the date first set forth above.

								NEWCHECK CORPORATION d/b/a
								  PRODUCTIVITY SOLUTIONS, INC.



								By s/Bruce F. Failing, Jr.
								  ----------------------------





SCHEDULE 1

Amount of
Principal	   Balance of
Amount of		 Paid or	   Principal	Notation
Date		Advance		 Prepaid	   Unpaid		Made By
----		---------		----------	   ---------	---------

12/15/00	$ 497,700							s/Howard Kailes
--------	---------		----------	   ----------	---------------








































	NEWCHECK CORPORATION

	PROMISSORY NOTE


Up to $995,400							January 15, 2001


		SECTION 1.  General.  NEWCHECK CORPORATION 	d/b/a
PRODUCTIVITY SOLUTIONS, INC., a corporation organized and existing under the laws of the State of Delaware (hereinafter referred to as the "Maker"), for value received, hereby promises to pay to ELECTRONIC RETAILING SYSTEMS INTERNATIONAL, INC., with a mailing address at 488 Main Avenue, Norwalk, Connecticut 06851, the aggregate principal amount of $995,400 (Nine Hundred Ninety-Five Thousand Four Hundred Dollars) or the amount of all outstanding advances hereunder, whichever is lesser in amount, the entire principal balance of which shall be due and payable on June 14, 2001 (subject to prepayment in whole or in part in the manner provided in Section 4 hereof), in such coin or currency of the United States of America as at the time of payment shall be legal tender therein for the payment of public and private debts; and to pay interest on the unpaid balance of the principal amount hereof in like coin or currency at the rate of 9% per annum, all interest as aforesaid to be payable together with the principal amount hereof; and to pay interest at such rate, in like coin or currency, on any overdue principal and (to the extent permitted by law) on any overdue interest from the due date hereof until the obligation of the Maker with respect to the payment thereof shall be discharged; all payments and prepayments of principal of this Note to be made by the Maker to the holder hereof at the address first set forth above or such other location as shall be specified in writing by the holder of this Note to the Maker.

		SECTION 2. Definitions. As used herein, the following terms shall have the following respective meanings:

		The term "Affiliate" shall mean any person or entity controlling, controlled by or under common control with the subject referenced.

		The term "Commitment Letter" shall mean the commitment letter dated as of December 1, 2000 executed to the Maker by the initial holder of this Note.

		The term "Maker" shall mean NewCheck Corporation d/b/a Productivity Solutions, Inc., a Delaware corporation, the Maker of this Note, and shall also mean any successor thereto.

		The term "Note" shall mean this Note and any Note executed and delivered by the Maker in replacement of this Note.

		The term "Notes" shall mean this Note and any and all additional Promissory Notes, in the original aggregate principal amount of up to $2,000,000, issued by the Maker on or about the date hereof, each in substantially the form of this Note, and any additional Notes executed and delivered by the Maker in replacement for such Notes, respectively, together with such other Promissory Notes, in the original principal amount of up to an additional $3,000,000 as may heretofore have been issued and delivered, or may hereafter be issued and delivered, by the Maker pursuant to the Commitment Letter, and any additional Notes executed and delivered by the Maker in replacement for such Notes, respectively.

		The term "Proportionate Share" shall mean, with respect to any holder of the Notes, the percentage of the outstanding aggregate principal balance of all Notes represented by such holder's Note.

		SECTION 3. Advances. This Note shall evidence advances to the Maker from time to time made pursuant to calls delivered by the Maker under the Commitment Letter through and including March
16, 2001 and constituting the First Supplemental Loan (as defined therein). The Maker hereby authorizes the holder of this Note, or its duly authorized agent, to endorse on the grid attached hereto as Schedule A an appropriate notation evidencing the amount of each such advance which, in the absence of manifest error, shall be conclusive as to the outstanding amount thereof.

		SECTION 4 Optional Prepayment. The Maker shall have the right at any time to prepay the whole, or at any time or from time to time to prepay any part, of the unpaid principal amount of this Note, without premium or penalty, provided that interest on the principal amount hereof to be so prepaid accrued to the date of such prepayment shall be paid concurrently therewith. Notices of prepayment shall be given by the Maker by mail and shall be mailed to the holder of this Note not less than five days from the date fixed for prepayment. In case this Note is to be prepaid in part only, such notice shall specify the principal amount hereof to be prepaid. Upon giving of notice of prepayment as aforesaid, this Note or portion hereof so specified for prepayment shall on the prepayment date specified in such notice become due and payable;
and from and after the prepayment date so specified (unless the Maker shall default in making such prepayment) interest on this Note or portion hereof so specified for prepayment shall cease to accrue, and this Note or portion hereof so specified for prepayment shall be paid by the Maker as aforesaid.
Notwithstanding the foregoing, this Note shall not be prepaid in part unless each of the Notes shall contemporaneously be prepaid pro rata based on the respective Proportionate Shares of the holders thereof.

		SECTION 5.	  Representations.  The Maker hereby
represents to the holder of this Note that: (i) the Maker is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware; (ii) the execution, delivery and performance by the Maker of this Note have been duly authorized by all necessary or proper corporate action; (iii) the execution, delivery and performance by the Maker of this Note will not violate any law or regulation, or any order or decree of any court or governmental instrumentality, and will not conflict with or result in the breach or termination of, constitute a default under or accelerate any performance required by, any indenture, mortgage, deed of trust, lease, agreement or other instrument to which the Maker is a party or by which its property is bound; (iv) this Note has been duly executed and delivered by the Maker and constitutes a legal, valid and binding obligation of the Maker, enforceable against the Maker in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar laws affecting creditors' rights and remedies generally, and subject, as to enforceability, to general principles of equity, including principles of commercial reasonableness, good faith and fair dealing (regardless of whether enforcement is sought in a proceeding at law or in equity); (v) the Maker has received commitments to fund not less than 80% of the Loans (as defined in the Commitment Letter); and (vi) this Note has been executed, delivered and issued in compliance with all applicable provisions of law.

		SECTION 6. Covenants. The Maker covenants and agrees with the holder of this Note as follows:

		6.1	The Maker shall punctually pay or cause to be paid
the principal of and interest on this Note according to the terms hereof.

		6.2	The Maker shall not prepay the principal of or
interest on any Note unless each of the Notes shall contemporaneously be prepaid pro rata based on the respective
Proportionate Shares of the holders thereof.

		6.3	 The Maker shall:

			(a) pay and discharge promptly, or cause to be paid and discharged promptly, all taxes, assessments and governmental charges or levies imposed upon it or upon its income or upon any of its property, real, personal or mixed, or upon any part thereof, as well as all claims of any kind
(including claims for labor, materials and supplies which, if unpaid, might by law become a lien or charge upon its property), provided, however, that the Maker shall not be required to pay any such tax, assessment, charge, levy or claim if the amount, applicability or validity thereof shall currently be contested in good faith by appropriate proceedings and if the Maker shall have set aside on its books reserves (segregated to the extent required by sound accounting practice) reasonably deemed by it adequate with respect thereto; and

			(b) do or cause to be done all things necessary or appropriate to preserve and keep in full force and effect its corporate existence, rights and franchises.

		SECTION 7. Non-Negotiability of Note. This Note shall not be transferred, assigned, conveyed or negotiated by the holder without the consent of the Maker (except that this Note may be assigned by the holder hereof to any Affiliate thereof, subject to the obligations of such holder pursuant to the Commitment Letter). The Maker may deem and treat the holder of this Note as the absolute owner of this Note for purposes of receiving payment hereon or on account hereof and for all other purposes, and the Maker shall not be affected by any notice to the contrary.

		SECTION 8. Events of Default and Remedies.

		8.1	The entire unpaid principal amount of this Note,
together with all accrued interest hereon, at the option of the holder of this Note exercised by written notice to the Maker at its principal executive offices, shall forthwith become and be due and payable if any one or more of the following events (herein called "Events of Default") shall have occurred (for any reason whatsoever and whether such happening shall be voluntary or involuntary or come about or be effected by operation of law or pursuant to or in compliance with any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body) and be continuing at the time of such notice, that is to say:

		(a) if default shall be made in the due and punctual payment of the principal of this Note when and as the same shall become due and payable, whether at maturity, by acceleration or otherwise;

		(b) if default shall be made in the due and punctual payment of any interest on this Note when and as such interest shall become due and payable;

		(c) if default shall be made in the performance or observance of any of the other covenants, agreements or conditions of the Maker contained in this Note, and such default shall have continued for a period of 30 days after notice thereof by the holder hereof to the Maker;

		(d) if any representation made by the Maker contained herein shall prove to be inaccurate in any material respect when made, or if this Note shall cease to be enforceable in accordance with its terms against the Maker, or the Maker shall so state in writing;

		(e)	if an Event of Default under any of the other Notes
shall have occurred and be continuing, if the effect thereof is to cause the holder or holders thereof to cause such obligations, respectively, to become due prior to the date of stated maturity or default shall be made in the due and punctual payment of the principal of or any interest on any of the other Notes on the respective dates of stated maturity (unless such holder or holders shall subsequently have waived such Event of Default or default);

		(f) if the Maker shall:

			(i) admit in writing its inability to pay its debts generally as they become due or it shall generally not pay its debts as such debts became due;

			(ii) file a petition in bankruptcy or a petition to take advantage of any insolvency act;

			(iii) make an assignment for the benefit of creditors;

			(iv) consent to the appointment of a receiver of itself or of the whole or any substantial part of its property;

			(v) on a petition in bankruptcy filed against it, be adjudicated a bankrupt; or

			(vi) file a petition or answer seeking
reorganization or arrangement under the federal bankruptcy laws or any other applicable law or statute of the United
States of America or any State, district or territory thereof;

		(g) if a court of competent jurisdiction shall enter, except at the direct or indirect request of the holder of this Note, an order, judgment, or decree appointing, without the consent of the Maker, a receiver of the Maker or of the whole or any substantial part of its property, or approving a petition filed against it seeking reorganization or arrangement of the Maker under the federal bankruptcy laws or any other applicable law or statute of the United States of America or any State, district or territory thereof, and such order, judgment or decree shall not be vacated or set aside or stayed within 60 days from the date of entry thereof; or

		(h) if, under the provisions of any other law for the relief or aid of debtors, any court of competent jurisdiction shall assume custody or control of the Maker or of the whole or any substantial part of its property and such custody or control shall not be terminated or stayed within 60 days from the date of assumption of such custody or control.

		8.2 In the case any one or more of the Events of Default specified in Section 8.1 hereof shall have occurred and be continuing, the holder of this Note may proceed to protect and enforce its rights either by suit in equity and/or by action at law, whether for the specific performance of any covenant or agreement contained in this Note, or the holder of this Note may at its option exercised by written notice to the Maker at its principal executive offices declare the unpaid principal balance hereof, together with all accrued interest thereon, immediately due and payable, and otherwise proceed to enforce the payment of all sums due upon this Note or to enforce any other legal or equitable right of the holder of this Note. In the event an Event of Default shall have occurred and the holder of this Note shall employ attorneys, or incur other costs and expenses for the collection of payments due or to become due, or for the enforcement or performance or observance of any obligation or agreement of the Maker under this Note, the Maker agrees that it will pay to the holder, on demand, the reasonable fees of such attorney together with all other costs and expenses incurred by the holder.

		8.3 	No remedy herein conferred upon the holder of this
Note is intended to be exclusive of any other remedy and each and every such remedy shall be cumulative and shall be in addition to every other remedy given hereunder or now or hereafter existing at law or in equity or by statute or otherwise.



		8.4 	No course of dealing between the Maker and the
holder of this Note or any delay on the part of the Holder hereof in exercising any rights hereunder shall operate as a waiver of any rights of the holder hereof.

		SECTION 9. Replacement of Note. Upon receipt by the Maker of evidence satisfactory to it of the loss, theft, destruction or mutilation of this Note, and (in case of loss, theft or destruction) of indemnity satisfactory to it, and upon surrender and cancellation of this Note, if mutilated, the Maker, upon reimbursement to it of all reasonable expenses incidental thereto, will make and deliver a new Note, of like tenor, in lieu of this Note. Any Note made and delivered in accordance with the provisions of this Section 9 shall be dated as of the date to which interest has been paid on this Note.

		SECTION 10. Captions. Captions and section titles contained herein are for the purpose of convenience of reference only and are not intended to define, limit, extend or describe the scope of this Note or the intent of any provision hereof.

		SECTION 11. Severability. In the event that one or more of the provisions of this Note shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provisions of this Note, but this Note shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein.

		SECTION 12. Governing Law. This Note shall be governed by and construed in accordance with the laws of the State of New
York applicable to agreements made and to be performed entirely within such state.

		SECTION 13.	Related Agreements.  This Note is issued
pursuant to the Commitment Letter and is entitled to the benefits thereof and subject to the obligations thereunder, including, without limitation, the provisions thereof relative to conversion of this Note in the circumstances set forth therein.




		IN WITNESS WHEREOF, the undersigned has executed this Note as of the date first set forth above.

								NEWCHECK CORPORATION d/b/a
								  PRODUCTIVITY SOLUTIONS, INC.



								By s/Bruce F. Failing, Jr.
								   --------------------------







										SCHEDULE 1

	   Amount of
   Principal 	Balance of
Amount of	   Paid or 	Principal		Notation
Date		 Advance 	   Prepaid  	 Unpaid  		Made By
-----		----------	   ----------	-----------	----------

02/07/01 	$746,550							s/Howard Kailes
--------	--------	  ----------	-----------	---------------
03/16/01	$248,850							s/Howard Kailes
--------	--------	  ----------	-----------	---------------







































	NEWCHECK CORPORATION

	PROMISSORY NOTE


Up to $995,400								March 1, 2001


		SECTION 1.  General.  NEWCHECK CORPORATION 	d/b/a
PRODUCTIVITY SOLUTIONS, INC., a corporation organized and existing under the laws of the State of Delaware (hereinafter referred to as the "Maker"), for value received, hereby promises to pay to ELECTRONIC RETAILING SYSTEMS INTERNATIONAL, INC. with a mailing address at 488 Main Avenue, Norwalk, Connecticut 06851, the aggregate principal amount of $995,400 (Nine Hundred Ninety-Five Thousand Four Hundred Dollars) or the amount of all outstanding advances hereunder, whichever is lesser in amount, the entire principal balance of which shall be due and payable on August 28, 2001 (subject to prepayment in whole or in part in the manner provided in Section 4 hereof), in such coin or currency of the United States of America as at the time of payment shall be legal tender therein for the payment of public and private debts; and to pay interest on the unpaid balance of the principal amount hereof in like coin or currency at the rate of 9% per annum, all interest as aforesaid to be payable together with the principal amount hereof; and to pay interest at such rate, in like coin or currency, on any overdue principal and (to the extent permitted by law) on any overdue interest from the due date hereof until the obligation of the Maker with respect to the payment thereof shall be discharged; all payments and prepayments of principal of this Note to be made by the Maker to the holder hereof at the address first set forth above or such other location as shall be specified in writing by the holder of this Note to the Maker.

		SECTION 2. Definitions. As used herein, the following terms shall have the following respective meanings:

		The term "Affiliate" shall mean any person or entity controlling, controlled by or under common control with the subject referenced.

		The term "Commitment Letter" shall mean the commitment letter dated as of December 1, 2000 executed to the Maker by the initial holder of this Note.

		The term "Maker" shall mean NewCheck Corporation d/b/a Productivity Solutions, Inc., a Delaware corporation, the Maker of this Note, and shall also mean any successor thereto.

		The term "Note" shall mean this Note and any Note executed and delivered by the Maker in replacement of this Note.

		The term "Notes" shall mean this Note and any and all additional Promissory Notes, in the original aggregate principal amount of up to $2,000,000, issued by the Maker on or about the date hereof, each in substantially the form of this Note, and any additional Notes executed and delivered by the Maker in replacement for such Notes, respectively, together with such other Promissory Notes, in the original principal amount of up to an additional $3,000,000 as may heretofore have been issued and delivered by the Maker pursuant to the Commitment Letter, and any additional Notes executed and delivered by the Maker in replacement for such Notes, respectively.

		The term "Proportionate Share" shall mean, with respect to any holder of the Notes, the percentage of the outstanding aggregate principal balance of all Notes represented by such holder's Note.

		SECTION 3. Advances. This Note shall evidence advances to the Maker from time to time made pursuant to calls delivered by the Maker under the Commitment Letter through and including May
30, 2001 and constituting the Second Supplemental Loan (as defined therein). The Maker hereby authorizes the holder of this Note, or its duly authorized agent, to endorse on the grid attached hereto as Schedule A an appropriate notation evidencing the amount of each such advance which, in the absence of manifest error, shall be conclusive as to the outstanding amount thereof.

		SECTION 4 Optional Prepayment. The Maker shall have the right at any time to prepay the whole, or at any time or from time to time to prepay any part, of the unpaid principal amount of this Note, without premium or penalty, provided that interest on the principal amount hereof to be so prepaid accrued to the date of such prepayment shall be paid concurrently therewith. Notices of prepayment shall be given by the Maker by mail and shall be mailed to the holder of this Note not less than five days from the date fixed for prepayment. In case this Note is to be prepaid in part only, such notice shall specify the principal amount hereof to be prepaid. Upon giving of notice of prepayment as aforesaid, this Note or portion hereof so specified for prepayment shall on the prepayment date specified in such notice become due and payable;
and from and after the prepayment date so specified (unless the Maker shall default in making such prepayment) interest on this Note or portion hereof so specified for prepayment shall cease to accrue, and this Note or portion hereof so specified for prepayment shall be paid by the Maker as aforesaid.
Notwithstanding the foregoing, this Note shall not be prepaid in part unless each of the Notes shall contemporaneously be prepaid pro rata based on the respective Proportionate Shares of the holders thereof.

		SECTION 5.	  Representations.  The Maker hereby
represents to the holder of this Note that: (i) the Maker is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware; (ii) the execution, delivery and performance by the Maker of this Note have been duly authorized by all necessary or proper corporate action; (iii) the execution, delivery and performance by the Maker of this Note will not violate any law or regulation, or any order or decree of any court or governmental instrumentality, and will not conflict with or result in the breach or termination of, constitute a default under or accelerate any performance required by, any indenture, mortgage, deed of trust, lease, agreement or other instrument to which the Maker is a party or by which its property is bound; (iv) this Note has been duly executed and delivered by the Maker and constitutes a legal, valid and binding obligation of the Maker, enforceable against the Maker in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar laws affecting creditors' rights and remedies generally, and subject, as to enforceability, to general principles of equity, including principles of commercial reasonableness, good faith and fair dealing (regardless of whether enforcement is sought in a proceeding at law or in equity); (v) the Maker has received commitments to fund not less than 80% of the Loans (as defined in the Commitment Letter); and (vi) this Note has been executed, delivered and issued in compliance with all applicable provisions of law.

		SECTION 6. Covenants. The Maker covenants and agrees with the holder of this Note as follows:

		6.1	The Maker shall punctually pay or cause to be paid
the principal of and interest on this Note according to the terms hereof.

		6.2	The Maker shall not prepay the principal of or
interest on any Note unless each of the Notes shall contemporaneously be prepaid pro rata based on the respective
Proportionate Shares of the holders thereof.

		6.3	 The Maker shall:

			(a) pay and discharge promptly, or cause to be paid and discharged promptly, all taxes, assessments and governmental charges or levies imposed upon it or upon its income or upon any of its property, real, personal or mixed, or upon any part thereof, as well as all claims of any kind
(including claims for labor, materials and supplies which, if unpaid, might by law become a lien or charge upon its property), provided, however, that the Maker shall not be required to pay any such tax, assessment, charge, levy or claim if the amount, applicability or validity thereof shall currently be contested in good faith by appropriate proceedings and if the Maker shall have set aside on its books reserves (segregated to the extent required by sound accounting practice) reasonably deemed by it adequate with respect thereto; and

			(b) do or cause to be done all things necessary or appropriate to preserve and keep in full force and effect its corporate existence, rights and franchises.

		SECTION 7. Non-Negotiability of Note. This Note shall not be transferred, assigned, conveyed or negotiated by the holder without the consent of the Maker (except that this Note may be assigned by the holder hereof to any Affiliate thereof, subject to the obligations of such holder pursuant to the Commitment Letter). The Maker may deem and treat the holder of this Note as the absolute owner of this Note for purposes of receiving payment hereon or on account hereof and for all other purposes, and the Maker shall not be affected by any notice to the contrary.

		SECTION 8. Events of Default and Remedies.

		8.1	The entire unpaid principal amount of this Note,
together with all accrued interest hereon, at the option of the holder of this Note exercised by written notice to the Maker at its principal executive offices, shall forthwith become and be due and payable if any one or more of the following events (herein called "Events of Default") shall have occurred (for any reason whatsoever and whether such happening shall be voluntary or involuntary or come about or be effected by operation of law or pursuant to or in compliance with any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body) and be continuing at the time of such notice, that is to say:

		(a) if default shall be made in the due and punctual payment of the principal of this Note when and as the same shall become due and payable, whether at maturity, by acceleration or otherwise;

		(b) if default shall be made in the due and punctual payment of any interest on this Note when and as such interest shall become due and payable;

		(c) if default shall be made in the performance or observance of any of the other covenants, agreements or conditions of the Maker contained in this Note, and such default shall have continued for a period of 30 days after notice thereof by the holder hereof to the Maker;

		(d) if any representation made by the Maker contained herein shall prove to be inaccurate in any material respect when made, or if this Note shall cease to be enforceable in accordance with its terms against the Maker, or the Maker shall so state in writing;

		(e)	if an Event of Default under any of the other Notes
shall have occurred and be continuing, if the effect thereof is to cause the holder or holders thereof to cause such obligations, respectively, to become due prior to the date of stated maturity or default shall be made in the due and punctual payment of the principal of or any interest on any of the other Notes on the respective dates of stated maturity (unless such holder or holders shall subsequently have waived such Event of Default or default);

		(f) if the Maker shall:

			(i) admit in writing its inability to pay its debts generally as they become due or it shall generally not pay its debts as such debts became due;

			(ii) file a petition in bankruptcy or a petition to take advantage of any insolvency act;

			(iii) make an assignment for the benefit of creditors;

			(iv) consent to the appointment of a receiver of itself or of the whole or any substantial part of its property;

			(v) on a petition in bankruptcy filed against it, be adjudicated a bankrupt; or

			(vi) file a petition or answer seeking
reorganization or arrangement under the federal bankruptcy laws or any other applicable law or statute of the United
States of America or any State, district or territory thereof;

		(g) if a court of competent jurisdiction shall enter, except at the direct or indirect request of the holder of this Note, an order, judgment, or decree appointing, without the consent of the Maker, a receiver of the Maker or of the whole or any substantial part of its property, or approving a petition filed against it seeking reorganization or arrangement of the Maker under the federal bankruptcy laws or any other applicable law or statute of the United States of America or any State, district or territory thereof, and such order, judgment or decree shall not be vacated or set aside or stayed within 60 days from the date of entry thereof; or

		(h) if, under the provisions of any other law for the relief or aid of debtors, any court of competent jurisdiction shall assume custody or control of the Maker or of the whole or any substantial part of its property and such custody or control shall not be terminated or stayed within 60 days from the date of assumption of such custody or control.

		8.2 In the case any one or more of the Events of Default specified in Section 8.1 hereof shall have occurred and be continuing, the holder of this Note may proceed to protect and enforce its rights either by suit in equity and/or by action at law, whether for the specific performance of any covenant or agreement contained in this Note, or the holder of this Note may at its option exercised by written notice to the Maker at its principal executive offices declare the unpaid principal balance hereof, together with all accrued interest thereon, immediately due and payable, and otherwise proceed to enforce the payment of all sums due upon this Note or to enforce any other legal or equitable right of the holder of this Note. In the event an Event of Default shall have occurred and the holder of this Note shall employ attorneys, or incur other costs and expenses for the collection of payments due or to become due, or for the enforcement or performance or observance of any obligation or agreement of the Maker under this Note, the Maker agrees that it will pay to the holder, on demand, the reasonable fees of such attorney together with all other costs and expenses incurred by the holder.

		8.3 	No remedy herein conferred upon the holder of this
Note is intended to be exclusive of any other remedy and each and every such remedy shall be cumulative and shall be in addition to every other remedy given hereunder or now or hereafter existing at law or in equity or by statute or otherwise.

		8.4 	No course of dealing between the Maker and the
holder of this Note or any delay on the part of the Holder hereof in exercising any rights hereunder shall operate as a waiver of any rights of the holder hereof.

		SECTION 9. Replacement of Note. Upon receipt by the Maker of evidence satisfactory to it of the loss, theft, destruction or mutilation of this Note, and (in case of loss, theft or destruction) of indemnity satisfactory to it, and upon surrender and cancellation of this Note, if mutilated, the Maker, upon reimbursement to it of all reasonable expenses incidental thereto, will make and deliver a new Note, of like tenor, in lieu of this Note. Any Note made and delivered in accordance with the provisions of this Section 9 shall be dated as of the date to which interest has been paid on this Note.

		SECTION 10. Captions. Captions and section titles contained herein are for the purpose of convenience of reference only and are not intended to define, limit, extend or describe the scope of this Note or the intent of any provision hereof.

		SECTION 11. Severability. In the event that one or more of the provisions of this Note shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provisions of this Note, but this Note shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein.

		SECTION 12. Governing Law. This Note shall be governed by and construed in accordance with the laws of the State of New
York applicable to agreements made and to be performed entirely within such state.

		SECTION 13.	Related Agreements.  This Note is issued
pursuant to the Commitment Letter and is entitled to the benefits thereof and subject to the obligations thereunder, including, without limitation, the provisions thereof relative to conversion of this Note in the circumstances set forth therein.




		IN WITNESS WHEREOF, the undersigned has executed this Note as of the date first set forth above.

								NEWCHECK CORPORATION d/b/a
								  PRODUCTIVITY SOLUTIONS, INC.



								By s/Michael Persky
								   ------------------------







										SCHEDULE 1

  Amount of
  Principal	Balance of
Amount of	   Paid or	Principal		Notation
Date		Advance 	   Prepaid  	 Unpaid  		Made By
----		---------	  ----------	-----------	---------

03/16/01 	$373,275							s/Howard Kailes
--------	---------	  ----------	-----------	---------------